Mueller Water Products

Where Intelligence Meets Infrastructure®

Investor Presentation

February 2015



NON-GAAP FINANCIAL MEASURES

The Company reports its financial results under accounting principles generally accepted in the United States ("GAAP"), as well as through the use of non-GAAP measures. The Company presents adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow, net debt and net debt leverage as non-GAAP measures. Adjusted operating income (loss) represents operating income (loss) excluding restructuring. This amount divided by net sales is adjusted operating margin. Adjusted EBITDA represents operating income (loss) excluding restructuring, depreciation and amortization. This amount divided by net sales is adjusted EBITDA margin. The Company presents adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin because these are measures management believes are frequently used by securities analysts, investors and other interested parties in the evaluation of financial performance. Adjusted net income (loss) and adjusted net income (loss) per diluted share exclude, on an after-tax basis, restructuring, certain tax adjustments and expenses related to the early extinguishment of debt.

These items are excluded because they are not considered indicative of recurring operations. Free cash flow represents cash flows from operating activities less capital expenditures. It is presented as a measurement of cash flows because management believes it is commonly used by the investment community. Net debt represents total debt less cash and cash equivalents. Net debt leverage represents net debt divided by trailing 12 months adjusted EBITDA. Net debt and net debt leverage are commonly used by the investment community as measures of indebtedness. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

A reconciliation of GAAP to non-GAAP results is included as an attachment to this presentation and has been posted online at www.muellerwaterproducts.com.

FORWARD-LOOKING STATEMENTS

This presentation contains certain statements that may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding expected growth in our key end markets, our long-term performance targets, anticipated stronger operating leverage and the benefit of our recent debt refinancing, including potential annualized interest expense savings, which assumes that LIBOR remains at or below a certain floor and excludes the effects of interest rate risk management activities, if any.

Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the other factors that are described in the section entitled "RISK FACTORS" in Item 1A of our most recently filed Annual Report on Form 10-K. Undue reliance should not be placed on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements, except as required by law.

OUR BUSINESS

$1.2B LTM net sales (as of December 31, 2014)

Specified in 100 largest U.S. metropolitan markets for valves or hydrants

FY2014 PRIMARY END MARKETS

Mueller Co. Net sales: $783mm



20%
Residential construction*
5%
Energy
75%
Repair and replacement of municipal water distribution and treatment systems

ANVIL INTERNATIONAL Net sales: $401mm



20%
Energy
5%
Power/High Pressure
75%
Non-residential construction

* Driven primarily by new community development

PORTFOLIO



Fire Hydrants



Valves



Metering Systems



Leak Detection and Pipe Condition Assessment



Piping Component Systems

Mueller Water Products



Leading provider of water infrastructure and flow control products and services in North America

INVESTMENT HIGHLIGHTS

- Improved results driven by strong incremental operating leverage as end markets recover
- Leveraging Mueller® brand and relationships to expand intelligent water technology offerings, domestically and internationally, that actively diagnose, monitor and control the delivery of drinking water
- Leading brands in water infrastructure and one of the largest installed bases of iron gate valves and hydrants in the U.S.
- Increasing investment and improved operating efficiencies are needed in water infrastructure industry
- Transformed Company by acquiring or developing new technologies, adjusting portfolio, improving internal processes and restructuring debt.

BUSINESS PERFORMANCE: LONG-TERM TARGETS

TOP-LINE GROWTH	■ Mueller Co. base business organic growth of **5%–10%+** in normalized end market conditions ■ Metering and leak detection products and services **>20%**
EARNINGS LEVERAGE	■ Mueller Co. adjusted EBITDA margins of **25%+** as we approach more normalized end market conditions ■ Metering and leak detection products and services adjusted EBITDA margins of **20%+** in 3 to 4 years ■ Anvil adjusted EBITDA margins in **mid-teens** in normalized end market conditions
OTHER	■ Free cash flow greater than adjusted net income ■ Reducing working capital as a percentage of net sales

BROAD PRODUCT PORTFOLIO

Mueller Co.		ANVIL INTERNATIONAL
Est. 1857	**Historical Roots**	Est. 1999 (1850)
$783mm	**Net Sales**	$406mm
$126mm	**Adjusted Operating Income[(1)]**	$42mm
$42mm	**Depreciation & Amortization**	$14mm
$168mm	**Adjusted EBITDA[(1)]**	$56mm
Fire Hydrants Iron Gate Valves Butterfly, Ball & Plug Valves Metering Systems Leak Detection and Pipe Condition Assessment	**Product and Services Portfolio**	Cast Iron Fittings Pipe Nipples Fittings & Couplings Hangers & Supports

Note: All statistics are LTM ended December 31, 2014

(1) Adjusted operating income and adjusted EBITDA exclude corporate expenses of $39mm. Mueller Co. excludes $10 mm of restructuring. Anvil excludes $1 mm of restructuring.

INTELLIGENT WATER TECHNOLOGY™

Mueller Water Products manufactures and markets products and offers services used in the transmission, distribution and measurement of safe, clean drinking water and in water treatment facilities. These products and services help utilities actively diagnose, monitor and control the delivery of drinking water.



Drinking Water Source
Pump Station
Water Treatment Plant
Transmission Main Leak Detection
Pressure Monitoring
Pressure Monitoring
Water Department
Mi.Net
S.M.A.R.T. Flushing System
Hydro-Guard
Distribution Main Leak Detection
Mi. Hydrant
Mi. Hydrant
Hydro-Guard
Distribution Main Leak Detection
Remotely Manage Water Systems
Residential Homes
Pipe Condition Assessment
Pump Station
Water Treatment Plant
Pressure Monitoring
Transmission Main Leak Detection
Water Discharge after Treatment
Mueller Co.
Mueller Systems
Echologics
This diagram is for illustrative purposes only.

WATER INFRASTRUCTURE LANDSCAPE

	FIRE HYDRANTS 	GATE VALVES 	BUTTERFLY & BALL VALVES 	BRASS WATER PRODUCTS 
Mueller Water Products	#1 PRODUCT POSITION ●	#1 PRODUCT POSITION ●	#1 PRODUCT POSITION ●	#2 PRODUCT POSITION ●
A.Y. McDonald				●
ACIPCO	●	●		
DeZURIK			●	
Ford Meter Box				●
McWane	●	●	●	

Company estimates based on internal analysis and information from trade associations and distributor networks, where available.

STRATEGY AND OBJECTIVES



Capitalize on the large, attractive and growing water infrastructure markets worldwide

Maintain leadership positions with customers and end users

- Leveraging the Mueller brand
- Developing value-added products and services
- Leveraging distribution network
- Improving customer service levels

Continue to enhance operational and organizational excellence

- Strengthened balance sheet
- Implemented Lean Six Sigma
- Consolidated plants
- Divested U.S. Pipe

Acquire and invest in businesses and technologies that expand our portfolio or allow us to enter new markets

- Expanding leak detection and pipe condition assessment domestically and internationally
- Expanding Intelligent Water Technology offerings
- Developed fixed leak detection solutions
- Offering enhanced Advanced Metering Infrastructure (AMI) system with remote disconnect meter and consumer portal

Significant Market Opportunities



MARKET DRIVER: HOUSEHOLD FORMATION

New household formation drives housing starts demand. Household formation is driven by population growth, accelerating job growth, higher wages and higher consumer confidence.



Employment Level - (25 to 34 Year Olds)
(in 000's)
33,000
32,500
32,000
31,500
31,000
30,500
30,000
29,500
29,000
28,500
28,000
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15

Source: U.S. Bureau of Labor Statistics



Year-Over-Year Change in Household Formation (12MMA)
(in 000's)
2,500
2,000
1,500
1,000
500
0
1959-Present average household formation is 1.2 million per year
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

U.S. Census Bureau

Mueller Water Products

MARKET DRIVER: HOUSING STARTS

Homebuilders' confidence also leads to housing starts. Confidence could be driven by improving job growth in key demographic for household formation: Millennials



NAHB Housing Market Index - National (1985 - Present)
100
90
80
70
60
50
40
30
20
10
0
Jan-85 Jan-86 Jan-87 Jan-88 Jan-89 Jan-90 Jan-91 Jan-92 Jan-93 Jan-94 Jan-95 Jan-96 Jan-97 Jan-98 Jan-99 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15

Source: NAHB, February 17, 2015



Housing Starts (1959 - 2016 Forecast)
Seasonally Adjusted Annualized Rate - Units in 000's
3,000
2,500
2,000
1,500
1,000
500
0
1959 - 2014
Average = 1,453
Blue Chip
Consensus
Forecast
Bottom of prior
cycle (798)
April 2009 - Lowest starts
(499) since Census Bureau
began keeping records in
1959
Jan-59 Jan-61 Jan-63 Jan-65 Jan-67 Jan-69 Jan-71 Jan-73 Jan-75 Jan-77 Jan-79 Jan-81 Jan-83 Jan-85 Jan-87 Jan-89 Jan-91 Jan-93 Jan-95 Jan-97 Jan-99 Jan-01 Jan-03 Jan-05 Jan-07 Jan-09 Jan-11 Jan-13 Jan-15

Source: U.S. Census Bureau

Forecast: Blue Chip Economic Indicators, February 9, 2015

THE MARKET OPPORTUNITY IS SIGNIFICANT AND GROWING

REPAIR AND REPLACEMENT MARKET

- Valves and hydrants are typically replaced at the same time as pipes
- ASCE graded drinking water infrastructure a D[1]
- At least 40 cities under consent decrees: Atlanta, Washington, D.C., Suburban Washington, D.C. (WSSC), New Orleans



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
ACCELERATING NEED
2000
2010
2020
2030
2040
2050
2060
2070
Year

Figure 2–11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains, 2000–2075

(2)

FUTURE DRINKING WATER INFRASTRUCTURE EXPENDITURE NEEDS[3]



STORAGE
$39.5B
TREATMENT
$72.5B
SOURCE
$20.5B
OTHER
$4.2B
TRANSMISSION & DISTRIBUTION
$247.5B
Area in which Mueller Water Products operates

20-Year Need for Water Infrastructure = $384B

[1] ASCE: 2013 Report Card for America's Infrastructure
[2] The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
[3] EPA 2013 Drinking Water Needs Survey and Assessment

FUNDING WATER INFRASTRUCTURE REPAIR

HISTORICAL WATER RATES COMPARED TO OTHER UTILITIES[1]



500
450
400
350
300
250
200
150
100
50
0
CPI Water
CPI Nat Gas
CPI Postage
CPI Electricity
CPI All Items

Long-term trends in consumer prices (CPI) for utilities (1953-2014)

(1) Bureau of Labor Statistics – FactSet
(2) 2014 Strategic Directions: U.S. Water Industry – Black & Veatch
(3) American Water Works Association 2012 Water and Wastewater Rate Survey
(4) EPA Clean Water and Drinking Water Infrastructure

TOP FIVE WATER INDUSTRY ISSUES[2]

- Aging water and sewer infrastructure
- Ability to fund capital programs
- Managing capital costs
- Justifying capital improvement programs/rate requirements
- Managing operational costs

UTILITY SOURCES OF FUNDING

- Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $5,000[3]
- CPI for water and sewage maintenance increased 4% for 12 months ended December 2014 [1]
- 90% funded at local level [4]

Mueller Water Products

GROWTH OPPORTUNITIES: SMART WATER

FACTORS AFFECTING MUNICIPAL WATER SYSTEMS

Operational Efficiencies
- Budget constraints
- Capital spending prioritization

Water Conservation
- 25% of U.S. experiencing drought conditions[1]
- 240,000 water main breaks per year[2]

Non-revenue Water
- Up to 30% of treated water is lost or unaccounted for[3]
- 1.7 trillion gallons lost per year at a national cost of $2.6 billion per year[4]

Customer Service Focus

INTELLIGENT WATER TECHNOLOGY™

Leak Detection & Condition Assessment
- Field services
- Fixed transmission and distribution main leak detection monitoring

Smart Metering
- AMR systems
- AMI systems
- Remote disconnect meter functionality
- Consumer portal

Percent of Total North American Water Meter Market[5]

	2013	2017
Visual Read	20%	5%
AMR Meters	60%	45%
AMI Meters	20%	50%
Market Size	$900mm	$1,300mm

"A critical component of an integrated water loss management approach is leak detection... The challenge for utilities is identifying, locating and focusing on the more impactful leaks with the limited capital infrastructure budget that exists."

Black & Veatch *2014 Strategic Directions in the U.S. Water Industry*

(1) U.S. Drought Monitor – September 2014
(2) EPA Aging Water Infrastructure Research Program
(3) Navigant Research
(4) National Geological Survey
(5) IHS 2013 and Management Estimates

OPPORTUNITIES: AMI/SMART METERING

OPPORTUNITY

Develop new products to support and enhance compelling value proposition for network

SOLUTION

Mueller SYSTEMS



Network Control Center

ENHANCED TWO-WAY AMI SYSTEMS

- **Mi.Echo™** (24/7 monitoring of distribution system for leaks developed with Echologics)

Mi.Echo

- **420 Remote Disconnect Meter**



- **Mi.Data™** (consumer portal to monitor usage)
- **Mi.Hydrant™** (radio transceiver in fire hydrant)

COMPETITORS

Sensus | Neptune Technology Group | Badger Meter | Aclara | Itron

OPPORTUNITIES: LEAK DETECTION

OPPORTUNITY

- Leverage Mueller brand
- International opportunities
- Minimal barriers to international expansion
- Estimated $1.1B global market[1]

SOLUTION

echologics
A DIVISION OF MUELLER CO.

- Acoustic, non-invasive technology – proven and accurate
- Fixed transmission and distribution main leak detection solutions
- Acoustic pipe condition assessment



As witnessed by the recent water main breaks, leak detection and pipe condition assessment technology is becoming increasingly crucial to detecting water leaks – before they become catastrophic.

COMPETITORS

Fragmented market with many competitors

pure TECHNOLOGIES | GUTERMANN | Primayer | Syrinix Intelligent Pipeline Monitoring | sebaKMT A member of Megger Group

(1) Global Water Intelligence Smart Water Networks – Opportunities in water network efficiency optimization

ANVIL INTERNATIONAL

Leading domestic manufacturer of piping system components







- Significant FY2014 net sales from #1 or #2 product positions
- Customer service capabilities focused on quick delivery
- Domestically manufactured and domestically and internationally sourced products
- Network of about 1,500 distributors and 4,000 distributor locations
- Track record of solid adjusted EBITDA margins

ANVIL KEY MARKETS

KEY MARKETS	% FY2014 NET SALES	MARKET DRIVERS	PRODUCTS	KEY COMPETITORS
Mechanical, Industrial & Fire Protection	75%	Non-Residential Construction	**Mechanical and Industrial:** Grooved, Iron/Steel Fittings, Staple Hangers, Pipe Nipples, Bull Plugs	Victaulic, Ward, Erico, Bonney Forge, Westbrook
			Fire Protection: O-Lets, Grooved Fittings and Couplings, Iron Fittings, Staple Hangers, Pipe Nipples	Victaulic, Ward, Tolco, Ceirco, Tyco
Energy (Oil & Gas)	20%	Oil & Gas Production	Hammer Union, Swages and Bull Plugs, Forged Steel Fittings, Pipe Nipples, Iron/Steel Fittings	Kemper, C&C, Westbrook, Bonney Forge, Ward, Phoenix Capital
Power/High Pressure	5%	Power Need Development	Engineered Hangers	Lisega, Piping Tech, Bergen

MARKET DRIVER: NON-RESIDENTIAL CONSTRUCTION

The non-residential construction market is showing improvement



Non-Residential Construction
(Real $ in Billions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$281
$291
$327
$337
$287
$236
$223
$223
$214
$215
$235
$248
$256
$261
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Source: IHS
Data as of February 10, 2015



AIA Architectural Billing Index
Diffusion Index (> 50 = expansion)
65
60
55
50
45
40
35
30

Source: American Institute of Architects
Data as of February 18, 2015

Mueller Water Products

MARKET DRIVER: ENERGY MARKET

Sales to the energy market represented about 20% of 2014 Anvil net sales


U.S. Land Based Rig Count
2,500
2,000
1,500
1,000
500
0

Source: Baker Hughes
Data as of February 13, 2015


Oil Price - WTI ($/bbl)
$160
$140
$120
$100
$80
$60
$40
$20
$0

Source: FactSet
Data as of February 13, 2015

Mueller Water Products

Actions & Business Results



MANAGEMENT ACTIONS / INITIATIVES

Reduce costs and improve operating leverage

- Divested U.S. Pipe
- Divested three non-core assets of Anvil
- Implemented Lean Six Sigma and other manufacturing improvements:
  - Increased production capacity without footprint expansion
  - Lowered labor costs
- Closed seven plants
- Consolidated distribution centers and smaller manufacturing facilities at Anvil

Manage working capital and capital expenditures to generate free cash flow

- Generated free cash flow of $110.7mm in FY2014 up from $77.6mm in FY2013
- Reduced debt by approximately $600mm from September 30, 2008 through December 31, 2014
- Average accounts receivable, inventory and accounts payable as a percent of net sales declined 100 basis points at December 31, 2014 compared to prior year

Pursue strategic growth opportunities by leveraging the Mueller brand

- Acquired leak detection and pipe condition assessment products and services
- Developed fixed leak detection product capabilities
- Acquired and invested in AMI technology
- Enhanced Smart Water offering with remote disconnect meter, consumer portal and integrated leak detection

HISTORY OF STRONG FINANCIAL PERFORMANCE



Mueller Co.
(1)
$509 $536 $618 $664 $804 $756 $718 $547 $613 $606 $652 $730 $783
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
25.7% 25.9% 27.0% 28.6% 30.8% 27.4% 24.9% 18.5% 21.4% 17.0% 16.2% 18.8% 21.3%
$131 $139 $167 $190 $248 $207 $179 $101 $131 $103 $106 $137 $167
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Net Sales
($ in millions)

Adjusted
EBITDA &
Adj. EBITDA
Margin
($ in millions)



ANVIL INTERNATIONAL
(2)
$393 $387 $431 $485 $535 $556 $595 $470 $347 $359 $372 $391 $401
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
12.2% 9.8% 10.9% 12.8% 13.6% 14.6% 15.8% 13.0% 11.0% 13.2% 14.0% 13.9% 14.1%
$48 $38 $47 $62 $73 $81 $94 $61 $38 $48 $52 $55 $56
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

(1) Fiscal year ended September 30. Reflects inventory step-up costs of $52.9 million in 2006; restructuring charges of $2.0 million in 2009; goodwill and other intangible assets impairment charges of $818.7 million in 2009; restructuring charges of $0.1 million in 2010; restructuring charges of $1.4 million in 2011; restructuring charges of $2.5 million in 2012; restructuring charges of $1.5 million in 2013; restructuring charges of $2.2 million in 2014.

(2) Excludes inventory step-up costs of $17.3 million in 2006; restructuring costs of $4.0 million in 2009; goodwill impairment charges of $92.7 million in 2009; restructuring charges of $0.5 million in 2010; restructuring charges of $1.2 million in 2011; restructuring charges of $0.3 million in 2012; restructuring charges of $0.1 million in 2013; restructuring charges of $0.9 million in 2014.

CONSOLIDATED 1ST QUARTER 2015 NON-GAAP RESULTS

- Mueller Co. increased adjusted operating income by 10.0% primarily due to an 11% increase in domestic shipments of valves and hydrants
- Mueller Co. growth from municipal and some residential markets
- Anvil net sales grew 5.1% with growth across its end markets
- Refinanced long-term debt in November 2014 with a $500 million senior secured term loan
  - Reduced total debt outstanding
  - Improved financial flexibility
  - Lowered interest rates
- Expect improved year-over-year results due to growth in most key end markets, lower interest expense and the benefits of operating leverage

1Q FISCAL	2015	2014
Net sales	$261.8	$257.4
Adj. operating income	$16.3	$14.1
Adj. operating margin	6.2%	5.5%
Adj. net income per diluted share	$0.03	$0.01
Adj. EBITDA	$30.6	$28.8

$ in millions (except per share amounts)

1Q15 results exclude restructuring costs of $8.2 million, $5.1 million net of tax; and $31.3 million loss on early extinguishment of debt, $19.6 million net of tax.

1Q14 results exclude restructuring costs of $0.1 million, $0.0 million net of tax.

DEBT STRUCTURE

- Net debt leverage of 2.4x and net debt of $454 million at December 31, 2014, down from a peak of more than 6x
- No significant required principal payments on outstanding debt before 2021
- No financial maintenance covenants with excess availability at the greater of $22.5 million or 10.0% of facility amount
  - $138.3 million of excess availability (as measured using December 31, 2014 data)



Debt Maturity (at 12/31/2014)
($ in millions)
$600
$500
$400
$300
$200
$100
$0
$0
$0
$0
$0
$0
$0
500
FY2015
FY2016
FY2017
FY2018
FY2019
FY2020
FY2021

$225 million ABL has $0 outstanding at 12/31/14 and matures in 2017

DEBT STRUCTURE AT DECEMBER 31, 2014	
$225 million	$500 million
ABL Agreement Expires 2017	Term Loan B LIBOR* + 325 bps due 2021

* Subject to a floor of 75 bps



Total Debt
($ in millions)
Reduced debt by $1 billion
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,549
$1,127
$1,101
$1,096
$740
$692
$678
$623
$601
$546
Mar-2006
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012
FY2013
FY2014

Mueller Water Products

CAPITAL ALLOCATION

- Acquisitions
- Debt reduction
- Growth opportunities
- Dividends



Free Cash Flow
($ in millions)
$120
$100
$80
$60
$40
$20
$0
$76
$28
$45
$78
$111
FY2010
FY2011
FY2012
FY2013
FY2014

WHY INVEST IN MWA?

Water industry has fundamentally strong long-term dynamics

- Driven by need for new and upgraded infrastructure
- Limited number of suppliers to end markets

Strong operating leverage as end markets recover

- Recovery of residential construction market
- Increased municipal spending
- Operational excellence initiatives

Strong competitive position

- Leading brand positions with large installed base
- Leading municipal specification positions
- Comprehensive distribution network and strong end-user relationships
- Low-cost manufacturing operations using lost foam process for valves and hydrants

Leveraging strengths with emerging trends

- Develop Intelligent Water Technology™ solutions
- Grow proprietary fixed leak detection offerings domestically and internationally
- Expand smart metering
- Strategic acquisitions / partnerships

Supplemental Data



SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Quarter ended December 31, 2014			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 164.7	$ 97.1	$ -	$ 261.8
Gross profit	$ 45.2	$ 26.1	$ -	$ 71.3
Selling, general and administrative expenses	27.6	18.9	8.5	55.0
Restructuring expenses	8.1	-	0.1	8.2
Operating income (loss)	$ 9.5	$ 7.2	$ (8.6)	$ 8.1
Interest expense, net				9.4
Loss from early extinguishment of debt				31.3
Income Tax benefit				(12.4)
Net loss				$ (20.2)
Net loss per diluted share:				$ (0.13)
Capital expenditures	$ 4.6	$ 2.6	$ -	$ 7.2
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 9.5	$ 7.2	$ (8.6)	$ 8.1
Restructuring	8.1	-	0.1	8.2
Adjusted operating income (loss)	17.6	7.2	(8.5)	16.3
Depreciation and amortization	10.6	3.6	0.1	14.3
Adjusted EBITDA	$ 28.2	$ 10.8	$ (8.4)	$ 30.6
Adjusted operating margin	10.7%	7.4%		6.2%
Adjusted EBITDA margin	17.1%	11.1%		11.7%
Adjusted net income:				
Net loss				$ (20.2)
Loss on early extinguishment of debt, net of tax				19.6
Restructuring, net of tax				5.1
Adjusted net income				$ 4.5
Adjusted net income per diluted share				$ 0.03
Negative free cash flow:				
Net cash used in operating activities				$ (27.1)
Less capital expenditures				(7.2)
Negative free cash flow				$ (34.3)
Net debt (end of period):				
Current portion of long-term debt				$ 6.1
Long-term debt				493.5
Total debt				499.6
Less cash and cash equivalents				(45.1)
Net debt				$ 454.5
Adjusted EBITDA:				
Current quarter				$ 30.6
Three prior quarters				155.1
Adjusted EBITDA				$ 185.7
Net debt leverage (net debt divided by adjusted EBITDA)				2.4x

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Quarter ended December 31, 2013			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 165.0	$ 92.4	$ -	$ 257.4
Gross profit	$ 41.7	$ 25.4	$ -	$ 67.1
Selling, general and administrative expenses	25.7	18.1	9.2	53.0
Restructuring expenses	-	0.1	-	0.1
Operating income (loss)	$ 16.0	$ 7.2	$ (9.2)	14.0
Interest expense, net				12.6
Income tax expense				0.3
Net income				$ 1.1
Net income per diluted share:				$ 0.01
Capital expenditures	$ 4.4	$ 3.1	$ -	$ 7.5
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 16.0	$ 7.2	$ (9.2)	$ 14.0
Restructuring	-	0.1	-	0.1
Adjusted operating income (loss)	16.0	7.3	(9.2)	14.1
Depreciation and amortization	11.1	3.5	0.1	14.7
Adjusted EBITDA	$ 27.1	$ 10.8	$ (9.1)	$ 28.8
Adjusted operating margin	9.7%	7.9%		5.5%
Adjusted EBITDA margin	16.4%	11.7%		11.2%
Adjusted net income:				
Adjusted net income				$ 1.1
Adjusted net income per diluted share				$ 0.01
Negative free cash flow:				
Net cash used in operating activities				$ (3.8)
Less capital expenditures				(7.5)
Negative free cash flow				$ (11.3)
Adjusted EBITDA:				
Current quarter				$ 28.8
Three prior quarters				109.8
Adjusted EBITDA				$ 138.6
Net debt (end of period):				
Current portion of long-term debt				$ 1.2
Long-term debt				599.5
Total debt				600.7
Less cash and cash equivalents				(106.8)
Net debt				$ 493.9
Adjusted EBITDA:				
Current quarter				$ 28.8
Three prior quarters				135.6
Adjusted EBITDA				$ 164.4
Net debt leverage (net debt divided by adjusted EBITDA)				3.0x

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Year ended September 30, 2014			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 783.3	$ 401.4	$ -	$ 1,184.7
Gross profit	$ 235.0	$ 112.9	$ -	347.9
Selling, general and administrative expenses	110.5	70.7	39.5	220.7
Restructuring expenses	2.2	0.9	-	3.1
Operating income (loss)	$ 122.3	$ 41.3	$ (39.5)	124.1
Interest expense, net				49.6
Loss from early extinguishment of debt				1.0
Income tax expense				18.0
Net income				$ 55.5
Net income per diluted share				$ 0.34
Capital expenditures	$ 24.9	$ 11.6	$ 0.4	$ 36.9
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 122.3	$ 41.3	$ (39.5)	$ 124.1
Restructuring	2.2	0.9	-	3.1
Adjusted operating income (loss)	124.5	42.2	(39.5)	127.2
Depreciation and amortization	42.1	14.2	0.4	56.7
Adjusted EBITDA	$ 166.6	$ 56.4	$ (39.1)	$ 183.9
Adjusted operating margin	15.9%	10.5%		10.7%
Adjusted EBITDA margin	21.3%	14.1%		15.5%
Adjusted income from continuing operations:				
Net income				$ 55.5
Restructuring, net of tax				1.9
Deferred tax asset valuation allowance adjustment				(9.1)
Loss on early extinguishment of debt, net of tax				0.6
Adjusted income from continuing operations				$ 48.9
Adjusted income from continuing operations per diluted share				$ 0.30
Free cash flow:				
Net cash provided by operating activities				$ 147.6
Less capital expenditures				(36.9)
Free cash flow				$ 110.7
Net debt (end of period):				
Current portion of long-term debt				$ 1.2
Long-term debt				544.4
Total debt				545.6
Less cash and cash equivalents				(161.1)
Net debt				$ 384.5
Adjusted EBITDA:				
Current quarter				$ 57.3
Three prior quarters				126.6
Adjusted EBITDA				$ 183.9
Net debt leverage (net debt divided by adjusted EBITDA)				2.1x

Mueller Water Products

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Year ended September 30, 2013			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 729.5	$ 391.3	$ -	$ 1,120.8
Gross profit	$ 201.1	$ 112.1	$ -	$ 313.2
Selling, general and administrative expenses	108.3	71.8	34.3	214.4
Restructuring expenses	1.5	0.1	(0.1)	1.5
Operating income (loss)	$ 91.3	$ 40.2	$ (34.2)	97.3
Interest expense, net				51.7
Loss on early extinguishment of debt				1.4
Income tax expense				8.8
Income from continuing operations				35.4
Income from discontinued operations				5.4
Net income				$ 40.8
Net income per diluted share:				
Continuing operations				$ 0.22
Discontinued operations				0.03
Net income				$ 0.25
Capital expenditures	$ 24.0	$ 12.3	$ 0.2	$ 36.5
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 91.3	$ 40.2	$ (34.2)	$ 97.3
Restructuring	1.5	0.1	(0.1)	1.5
Adjusted operating income (loss)	92.8	40.3	(34.3)	98.8
Depreciation and amortization	44.6	14.2	0.4	59.2
Adjusted EBITDA	$ 137.4	$ 54.5	$ (33.9)	$ 158.0
Adjusted operating margin	12.7%	10.3%		8.8%
Adjusted EBITDA margin	18.8%	13.9%		14.1%
Adjusted income from continuing operations:				
Net income				$ 40.8
Discontinued operations				(5.4)
Loss on early extinguishment of debt, net of tax				0.8
Restructuring, net of tax				0.8
Deferred tax asset valuation allowance adjustment				(8.9)
Adjusted income from continuing operations				$ 28.1
Adjusted income from continuing operations per diluted share				$ 0.18
Free cash flow:				
Net cash provided by operating activities				$ 114.1
Less capital expenditures				(36.5)
Free cash flow				$ 77.6

Mueller Water Products

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